UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported):  April 29, 2003

CHICAGO PIZZA & BREWERY, INC.
(Exact name of registrant as specified in its chapter)

California	0-21423	33-0485615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16162 Beach Boulevard Suite 100 Huntington Beach, California		92647
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 848-3747

Item 7.  Exhibits

Exhibit No.	Description

99.1	Press Release dated April 29, 2003

Item 9.  Regulation FD Disclosure and Item 12. Disclosure of Results of Operations and Financial Condition.

On April 29, 2003, Chicago Pizza & Brewery, Inc, issued a press release providing its financial results for the quarter ended March 30, 2003.  A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 29, 2003	CHICAGO PIZZA & BREWERY, INC. (Registrant)

	By:	/s/ PAUL A. MOTENKO
Paul A. Motenko
Chairman of the Board of Directors, Co-Chief Executive Officer, Vice President and Secretary

	By:	/s/ JEREMIAH J. HENNESSY
Jeremiah J. Hennessy
Director, Co-Chief Executive Officer and President

	By:	/s/ C. DOUGLAS MITCHELL
C. Douglas Mitchell
Chief Financial Officer